                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy A. Dreisbach and David J. Pangburn jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Name                                Title                                      Date
----                                -----                                      ----
     /s/    TIMOTHY A. DREISBACH    President, Chief Executive Officer         March 30, 1999
----------------------------------  and Director  (Principal Executive
        (Timothy A. Dreisbach)      Officer)


     /s/    DAVID J. PANGBURN       Corporate Controller (Principal            March 30, 1999
----------------------------------  Financial and Accounting
           (David J. Pangburn)      Officer)



     /s/    ROBERT P. DILWORTH      Chairman of the Board of Directors         March 30, 1999
----------------------------------
        (Robert P. Dilworth)


    /s/    WILLIAM D. SAVOY         Director                                   March 30, 1999
----------------------------------
        (William D. Savoy)


    /s/    ROBERT S. CLINE          Director                                   March 30, 1999
----------------------------------
        (Robert S. Cline)


    /s/    RALPH DERRICKSON         Director                                   March 30, 1999
-----------------------------------
        (Ralph Derrickson)


    /s/    JUSTIN JASCHKE           Director                                   March 30, 1999
----------------------------------
        (Justin Jaschke)


   /s/    DAVID MOORE               Director                                   March 30, 1999
----------------------------------
        (David Moore)